FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2014
Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis [Table Text Block]
	Canadian	Turkish	British
	Dollar	Lira	Pound
Cash	112,870	41,094	-
Prepaids and advances	-	386,781	-
Accounts payable	(31,369)	(344)	(33,276)
Accrued liabilities	(90,675)	-	-
Total foreign currency working capital	(9,174)	427,531	(33,276)
US$ exchange rate at December 31, 2014	0.8620	0.4288	1.5589
Total foreign currency net working capital in US$	(7,908)	183,325	(51,874)
Impact of a 10% strengthening of the US$ on net income (loss)	(791)	18,333	(5,187)

Schedule Of Fair Value Of Mineral Properties [Table Text Block]
December 31, 2014

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$510,045	-

December 31, 2013

Assets:	Level 1	Level 2	Level 3
Mineral properties	-	$800,000	-